UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	December 8, 2011

Vishay Precision Group, Inc.
(Exact Name of Issuer as Specified in Charter)

Delaware	1-34679	27-0986328
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

3 Great Valley Parkway, Suite 150
Malvern, PA	19355
(Address of Principal Executive Offices)	(Zip Code)

(484) 321-5300
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2011, Vishay Precision Group, Inc. and its subsidiary, Vishay Advanced Technologies, Ltd. (collectively, the “Company”), entered into amendments to the employment agreements (each, an “Amendment”) of Ziv Shoshani, its President and Chief Executive Officer; William M. Clancy, its Executive Vice President and Chief Financial Officer; and Thomas P. Kieffer, its Senior Vice President and Chief Technical Officer. The Amendments modify the annual equity award opportunities for each executive, beginning with the 2012 calendar year, as described below. The Amendments have no effect on the terms of annual equity awards to our executives with respect to 2011 performance.

The principal terms of the executives’ annual equity awards, as modified by the Amendments, are as follows:

  On January 1 of each year, each executive will receive an equity award, made pursuant to the Company’s 2010 Stock Incentive Program, as amended (the “Program”) with a value equal to 125% (with respect to Mr. Shoshani); 50% (with respect to Mr. Clancy) and 38% (with respect to Mr. Kieffer) of such executive’s then-base salary (the “Annual Equity Grant”). The Annual Equity Grants, which will be denominated in restricted stock units of the Company (“RSUs”), will be sized based on the average closing price of the Company’s stock on the New York Stock Exchange for the 5 consecutive trading days immediately preceding the date of grant.

  75% of the Annual Equity Grant will be in the form of performance-based RSUs which will vest on the third anniversary of the date of grant, but only to the extent that performance criteria have been achieved, and 25% of the Annual Equity Grant will be in the form of RSUs which will vest on the third anniversary of the date of grant. The performance criteria will in each case be based on metrics set forth in the Program.

  If the Company experiences a “change of control” (as such term is defined in such executive’s employment agreement), all outstanding RSUs granted pursuant to the Amendment will vest immediately.

In addition, the Amendment relating to Mr. Kieffer’s employment agreement revises the annual individual and Company performance goals relating to Mr. Kieffer’s bonus.

The foregoing summary is qualified in its entirety by reference to the Amendments, which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated December 8, 2011 by and among Vishay Advanced Technologies, Ltd. and Ziv Shoshani.
10.2	Amendment to Employment Agreement, dated December 8, 2011, by and among Vishay Precision Group, Inc. and William M. Clancy.
10.3	Amendment to Employment Agreement, dated December 8, 2011, by and among Vishay Precision Group, Inc. and Thomas P. Kieffer.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vishay Precision Group, Inc.

Date: December 13, 2011	By: /s/ William M. Clancy
	Name:	William M. Clancy
	Title:	Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Employment Agreement, dated December 8, 2011 by and among Vishay Advanced Technologies, Ltd. and Ziv Shoshani.
10.2	Amendment to Employment Agreement, dated December 8, 2011, by and among Vishay Precision Group, Inc. and William M. Clancy.
10.3	Amendment to Employment Agreement, dated December 8, 2011, by and among Vishay Precision Group, Inc. and Thomas P. Kieffer.